UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Almaden Boulevard, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.07.                               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 25, 2017, Heritage Commerce Corp (the “Company”), held its Annual Meeting of Shareholders (the “Shareholders Meeting”).  There were 37,995,085 shares of common stock entitled to vote at the meeting and a total of 34,550,884 shares (90.94%) were represented at the meeting. At the Shareholders Meeting, the shareholders voted on the following proposals as described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 19, 2017.  The proposals voted on and approved by the shareholders at the Shareholders Meeting were as follows:

Proposal 1:  Election of Directors

The election of nine directors, named in the Proxy Statement, to serve as members of the Company’s Board of Directors until the next annual meeting of shareholders.  The results are set forth below:

Name	For	Withheld	Broker Non-Votes
Julianne M. Biagini-Komas	26,143,380	2,834,706	5,572,798
Frank G. Bisceglia	28,643,291	334,795	5,572,798
Jack W. Conner	28,613,870	364,216	5,572,798
J. Philip DiNapoli	28,838,519	139,567	5,572,798
Steven L. Hallgrimson	28,833,019	145,067	5,572,798
Walter T. Kaczmarek	28,758,921	219,165	5,572,798
Robert T. Moles	28,637,980	340,106	5,572,798
Laura Roden	28,113,519	864,567	5,572,798
Ranson W. Webster	28,430,689	547,397	5,572,798

Proposal 2:  Approval of Amendment to Heritage Commerce Corp 2013 Equity Incentive Plan

The approval of an amendment to the Heritage Commerce Corp 2013 Equity Incentive Plan to increase the number of shares available from 1,750,000 to 3,000,000.  The results are set forth below:

For	Against	Abstentions	Broker Non-Votes
21,517,103	7,261,790	199,193	5,572,798

Proposal 3:  Ratification of Independent Registered Public Accounting Firm

The ratification of the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  The results are set forth below:

For	Against	Abstentions	Broker Non-Votes
34,193,337	292,333	65,214	0

ITEM 8.01    OTHER EVENTS.

Walter T. Kaczmarek, President and Chief Executive Officer of Heritage Commerce Corp, made a presentation to shareholders at the Annual Meeting of Shareholders on May 25, 2017.   A copy of the information in the shareholder presentation is included as Exhibit 99.1. This Form 8-K and the information included as exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates.  The information in the materials is presented as of March 31, 2017, and the Company does not assume any obligations to update such information in the future.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits.

99.1                        Slide presentation to shareholders presented on May 25, 2017, by the registrant’s President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 30, 2017

Heritage Commerce Corp

By:	/s/ Lawrence D. McGovern
Name: Lawrence D. McGovern
Executive Vice President and Chief Financial Officer

Exhibit No.	Description

99.1	Slide presentation to shareholders presented on May 25, 2017, by the registrant’s President and Chief Executive Officer